UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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NANOPHASE TECHNOLOGIES CORPORATION

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1319 Marquette Drive

Romeoville, Illinois 60446

June 12, 2009

Dear Stockholder:

On behalf of the Board of Directors, I invite you to attend the 2009 Annual Meeting of Stockholders of Nanophase Technologies Corporation to be held at Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois, on Wednesday, July 22, 2009 at 9:00 a.m., Chicago time. The formal notice of the Annual Meeting appears on the following page.

We are pleased to take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders over the Internet. On June 12, 2009, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2009 Proxy Statement and Annual Report and vote online, by phone, in person or by mail.

The attached Notice of Annual Meeting and Proxy Statement describes the matters that we expect to be acted upon at the Annual Meeting. Management will be available to answer any questions you may have immediately after the Annual Meeting.

Whether or not you choose to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please vote your shares via telephone, over the Internet or sign and date a paper copy of the proxy card and promptly return it to us in the enclosed postage paid envelope. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

You are welcome to attend the July 22, 2009 meeting, and I urge you to vote via telephone, over the Internet or by paper proxy as soon as possible.

Sincerely,

/s/ JESS JANKOWSKI
Jess Jankowski
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 22, 2009

To the Stockholders of

Nanophase Technologies Corporation:

The Annual Meeting of Stockholders of Nanophase Technologies Corporation (the “Company”) will be held at 9:00 a.m., Chicago time, on Wednesday, July 22, 2009, at Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois, for the following purposes:

(1)	To elect three Class III directors to the Company’s Board of Directors;

(2)	To ratify the appointment by the Company’s Audit and Finance Committee of McGladrey & Pullen, LLP as the independent auditors of the Company’s financial statements for the year ended December 31, 2009; and

(3)	To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the accompanying Proxy Statement.

The Board of Directors has fixed the close of business on May 28, 2009 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting.

By order of the Board of Directors,

/s/ JESS JANKOWSKI
Jess Jankowski
Secretary

Romeoville, Illinois

June 12, 2009

ALL STOCKHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE FURNISHED FOR THAT PURPOSE.

NANOPHASE TECHNOLOGIES CORPORATION

1319 Marquette Drive

Romeoville, Illinois 60446

(630) 771-6708

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors (the “Board of Directors”) of Nanophase Technologies Corporation, a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 9:00 a.m., Chicago time, Wednesday, July 22, 2009, at Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois, and any adjournments thereof. This Proxy Statement and accompanying form of proxy are first being mailed or made available via the Internet to stockholders on or about June 12, 2009.

Record Date and Outstanding Shares — The Board of Directors has fixed the close of business on May 28, 2009, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the Record Date, the Company had outstanding 21,065,062 shares of Common Stock, par value $.01 per share (the “Common Stock”). Each outstanding share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

Notice of Electronic Availability of Proxy Statement and Annual Report — As permitted by rules adopted by the Securities and Exchange Commission, the Company is making this proxy statement and its annual report available to its stockholders electronically via the Internet. On June 12, 2009, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2009 Proxy Statement and Annual Report and vote online, by phone, in person or by mail. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials, unless specifically requested. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

Voting of Proxies — Jess Jankowski, the person named as proxy on the proxy card accompanying this Proxy Statement, was selected by the Board of Directors to serve in such capacity. Mr. Jankowski is an executive officer of the Company and is also a director of the Company. The shares represented by each executed and returned proxy will be voted in accordance with the directions indicated thereon, or, if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (1) an instrument revoking the proxy or (2) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting (attendance at the Annual Meeting will not, by itself, revoke a proxy).

Required Vote — The vote of a plurality of the shares of Common Stock voted in person or by proxy is required to elect the nominees for Class III director. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy is required to ratify the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm of the Company’s financial statements for the year ended December 31, 2009. Stockholders will not be allowed to cumulate their votes in the election of directors.

Quorum; Abstentions and Broker Non-Votes — The required quorum for transaction of business at the Annual Meeting will be a majority of the shares of Common Stock issued and outstanding as of the Record Date. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. Abstentions and broker non-votes will be included in determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the vote for directors. Abstentions will be considered present and entitled to vote with respect to ratifying the appointment of the Company’s independent auditors and will have the same effect as votes “against” such proposal. Broker non-votes will not be considered present and entitled to vote with respect to ratifying the appointment of the Company’s independent auditors and will have no effect on such proposal.

Annual Report to Stockholders — The Company’s Annual Report to Stockholders for the year ended December 31, 2008, containing financial and other information pertaining to the Company, is being furnished to stockholders simultaneously with this Proxy Statement. Electronically printed copies will be made available upon request.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of eight directors. Article VI of the Company’s Certificate of Incorporation provides that the Board of Directors shall be classified with respect to the terms for which its members shall hold office by dividing the members into three classes. At the Annual Meeting, three directors of Class III will be elected for a term of three years expiring at the Company’s 2012 Annual Meeting of Stockholders. The Company prepared the following director summaries using information furnished to the Company by the nominee/director. The nominees are presently serving as directors of the Company. See “Nominees” below.

The five directors whose terms of office do not expire in 2009 will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See “Other Directors” below.

If at the time of the Annual Meeting the nominees should be unable or decline to serve, the persons named in the proxy will vote for such substitute nominee as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that the nominees will be unable or decline to serve as a director if elected.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED BELOW.

NOMINEES

The names of the nominees for the office of director, together with certain information concerning such nominees, is set forth below:

Name	Served as Director Since	Age	Position with Company
Donald S. Perkins	1998	82	Chairman of the Board of Directors
Jerry K. Pearlman	1999	70	Director
George A. Vincent, III	2007	64	Vice Chairman of the Board of Directors

Mr. Perkins has served as a director of the Company since February 1998. Mr. Perkins retired from Jewel Companies, Inc., the retail supermarket and drug chain, in 1983. He had been with Jewel since 1953, serving as President from 1965 to 1970, as Chairman of the Board of Directors from 1970 to 1980, and as Chairman of the Executive Committee until his retirement. He has served on a number of corporate boards and is currently a director of LaSalle Hotel Properties and LaSalle U.S. Realty Income and Growth Fund III. For more than 30 years, he has served on corporate boards including AT&T, Aon, Corning, Cummins Engine, Eastman Kodak, Firestone, Inland Steel Industries, Kmart, Lucent Technologies, The Putnam Funds, Springs Industries and Time-Warner, Inc. He has served as a Trustee of The Ford Foundation and The Brookings Institution, as a member of The Business Council and as a Protector of the Thyssen-Bornemisza Continuity Trust. Mr. Perkins is a life trustee and was Vice Chairman of the Board of Trustees of Northwestern University. He is also a member of the Civic Committee of The Commercial Club of Chicago, and Advisory Boards for Blue Ridge Partners, Shields-Meneley, Syrus, RoundTable Healthcare Partners L.P., Northwestern University’s School of Communication and its School of Education and Social Policy. Mr. Perkins holds a B.A. degree from Yale University and an M.B.A. degree from the Harvard Graduate School of Business Administration.

Mr. Pearlman has served as a director of the Company since April 1999. Mr. Pearlman retired as Chairman of Zenith Electronics Corporation in November 1995. He joined Zenith as controller in 1971 and served as chief executive officer from 1983 through April 1995. Mr. Pearlman is currently a director of Smurfit Stone Container Corporation. He is a life trustee of Northwestern University and a life director and past chairman of the board of Evanston Northwestern Healthcare. Mr. Pearlman graduated from Princeton with honors from the Woodrow Wilson School and from Harvard Business School with highest honors.

Mr. Vincent has served as a Director of the Company since November 2007. In August 2008, he was appointed as Vice Chairman of the Company’s Board of Directors. He is currently Chairman and Commercial Development Officer of The HallStar Company, where he served as CEO for twenty years. HallStar is a chemical manufacturer and innovator specializing in material science, marketing its products worldwide, primarily into the polymer and personal care industries. Prior to HallStar, Mr. Vincent held positions in purchasing, sales, commercial development and strategic planning with FMC Corporation (chemicals) and General Electric Company (chemicals and plastics). Mr. Vincent has served as Chairman of the Illinois Manufacturers’ Association (IMA) and the Chemical Industry Council of Illinois (CICI), as well as Director of the American Chemistry Council (ACC). Mr. Vincent serves on the Boards of several closely-held companies in the chemicals and materials industry sector. Mr. Vincent holds a Bachelor of Science degree in Chemistry from Dartmouth College and an M.B.A. degree from Harvard Business School.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES FOR ELECTION AS CLASS III DIRECTORS.

OTHER DIRECTORS

The following persons will continue to serve as directors of the Company after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are duly elected and qualified. The Company prepared the following director summaries using information furnished to the Company by the directors.

Name	Age	Position with Company	Served as Director Since	Term Expires	Class
James A. Henderson	74	Director	2001	2010	I
James A. McClung, Ph.D.	71	Director	2000	2010	I
R. Janet Whitmore	54	Director	2003	2010	I
Richard W. Siegel, Ph.D.	71	Director	1989	2011	II
Jess Jankowski	43	Director, President and Chief Executive Officer	2009	2011	II

Mr. Henderson has served as a director of the Company since July 2001. He retired as Chairman and Chief Executive Officer of Cummins Engine Company in December 1999, after joining the company in 1964. Mr. Henderson became President and Chief Operating Officer of Cummins in 1977, was promoted to President and Chief Executive Officer in 1994 and served as Chairman and Chief Executive Officer from 1995 until his retirement in 1999. Mr. Henderson attended Culver Military Academy, holds an A.B. in public and international affairs from Princeton University and an M.B.A. from Harvard Business School. Mr. Henderson also currently serves as a member of the Board of Directors of Hillendbrand, Inc. Mr. Henderson previously served as a director of AT&T, Inc., International Paper, Rohm & Haas and Ryerson, Inc. He serves as Chairman of the Board of the Culver Education Foundation and is a past Chair of the Executive Committee of the Princeton University Board of Trustees.

Mr. McClung has served as a director of the Company since February 2000. He retired as Senior Vice President and executive officer for FMC Corporation (currently split in to three public corporations: 1) FMC, 2) FMC Technology and 3) John Bean Technologies), a leading producer of a diversified portfolio of chemicals and machinery. He has over 30 years of international business development experience in over 75 countries, having managed and developed new technologies and production processes for diversified global businesses, including specialized chemicals and machinery, while living in the United States, Europe and Africa. Mr. McClung currently serves as Corporate Board member of Alticor (Amway), NCCI and Hu-Friedy. He was a founding member of the U.S.-Russia Business Council and is active in other international business organizations, such as the Japan American Society, Chicago Council on Global Affairs and the Economic Club of Chicago. He serves as a board director at Thunderbird School of Global Management and the College of Wooster (Ohio). Mr. McClung earned a Bachelor’s degree from the College of Wooster, a Master’s degree from the University of Kansas and a Doctorate from Michigan State University.

Ms. Whitmore joined the board in November 2003. She is currently a director of Silverleaf Resorts, Inc., where she serves as Chairman of the Compensation and Governance Committee and as a member of the Audit and Finance Committee. She is a former director of Epoch Biosciences, a supplier of proprietary products used to accelerate genomic analysis. Ms. Whitmore is Founder of Benton Consulting, LLC, which specializes in business development and processes. From 1976 through 1999, Ms. Whitmore held numerous engineering and finance positions at Mobil Corporation, including Mobil’s Chief Financial Analyst and Controller of Mobil’s Global Petrochemicals Division. Ms. Whitmore holds a B.S. degree in Chemical Engineering from Purdue University and an M.B.A. from Lewis University.

Dr. Siegel is a co-founder of the Company and has served as a director of the Company since 1989. Dr. Siegel served as a consultant to the Company from 1990 to 2002 with regard to the application and commercialization of nanomaterials. Dr. Siegel is an internationally recognized scientist in the field of nanomaterials. During his tenure on the research staff at Argonne National Laboratory from July 1974 to May 1995, he was the principal scientist engaged in research with the laboratory-scale synthesis process that was the progenitor of the Company’s physical-vapor-synthesis production system. Dr. Siegel has been the Robert W. Hunt Professor in Materials Science and Engineering at Rensselaer Polytechnic Institute since June 1995, and served as Department Head from 1995 to 2000. In April 2001, Dr. Siegel became the founding Director of the newly created Rensselaer Nanotechnology Center at the Institute. During 1995-1998, he was also a visiting professor at the Max Planck Institute for Microstructure Physics in Germany on an Alexander von Humboldt Research Prize received in 1994. During 2003-2004 he was a visiting professor in Japan on a RIKEN Eminent Scientist Award. He chaired the World Technology Evaluation Center worldwide study of nanostructure science and technology for the U.S. government, has served on the Council of the Materials Research Society and as Chairman of the International Committee on Nanostructured Materials. He also served on the Committee on Materials with Sub-Micron Sized Microstructures of the National Materials Advisory Board and was the co-chairman of the Study Panel on Clusters and Cluster-Assembled Materials for the U.S. Department of Energy. He served on the Nanotechnology Technical Advisory Group to the U.S. President’s Council of Advisors on Science and Technology during 2003-2009. Dr. Siegel holds an A.B. degree in physics from Williams College and an M.S. degree and Ph.D. from the University of Illinois at Urbana-Champaign.

Mr. Jankowski joined the board in February 2009. He served as Controller of the Company since joining in 1995 until September 2008. He was elected Secretary and Treasurer in November 1999, Acting Chief Financial Officer in January 2000, Vice President in April 2002, Vice President of Finance and Chief Financial Officer in April 2004 and President and Chief Executive Officer in February 2009. From 1990-1995 he served as Controller for two building contractors in the Chicago area, during which time he had significant business development responsibilities. From 1986 to 1990 he worked for Kemper Financial Services in their accounting control corporate compliance unit, serving as unit supervisor during his last two years. Mr. Jankowski holds a B.S. in accountancy from Northern Illinois University and an M.B.A. from Loyola University of Chicago. He has been an active member of the TechAmerica (formerly AeA) Midwest CFO Committee since 2006, and has served on the TechAmerica Midwest Board since 2008. Mr. Jankowski was appointed to the Romeoville Economic Development Commission in 2004. He has also served on the advisory board of NITECH (Formerly WESTEC), an Illinois Technology Enterprise Center focusing on the commercialization of advanced manufacturing technologies from 2003 to 2008. In 2009, Mr. Jankowski was appointed to the board of directors of the Northern Illinois Technology Foundation, an economic development and technology transfer entity that is part of Northern Illinois University.

Director Compensation — Upon first being elected to the Board of Directors, each director of the Company who is not an employee or consultant of the Company (an “Outside Director”) is granted stock options to purchase 10,000 shares of common stock at the closing price as of the date of issuance (the fair market value). This initial option grant to an Outside Director vests over three to five years.

In 2008, the Company paid $5,500 and $4,500 as quarterly compensation to the Chairman of the Board of Directors and the Chairman of the Audit and Finance Committee resulting in annual compensation of $22,000 and $18,000 respectively, compared to all other directors being paid $4,000 each, which amounted to an annual total of $16,000 per outside director for services performed in their capacity as directors. In addition, the Chairman of the Board of Directors and the Chairman of the Finance and Audit and Finance Committee received $8,250 and $6,750 respectively, each calendar quarter in deferred common stock (the “Director Restricted Stock Plan” as described below) based on the closing price at the beginning of each quarter compared to $6,000 per quarter to all other directors. For the year ended December 31, 2008, the Chairman of the Board of Directors and the Chairman of the Audit and Finance Committee each received 14,349 and 11,718 shares respectively, with the total value of the compensation of approximately $33,000 and $27,000 per year compared to all other directors receiving 10,402 shares with the total value of the compensation of approximately $24,000 year.

In 2007, the Company paid $4,000 as quarterly compensation to each of its directors, which amounted to an annual total of $16,000 per Outside Director for services performed in their capacity as directors. In addition, each outside director received $6,000 each calendar quarter in deferred common stock pursuant to the Director Restricted Stock Plan (as defined below) based on the closing price at the beginning of each quarter. For the year ended December 31, 2007, each director received 3,874 shares respectively, with the total value of the compensation of approximately $24,000 per year. Since 2004, Mr. McClung’s cash compensation has been paid to Lismore International, Incorporated.

In 2005, the Company adopted, and the shareholders approved, the 2005 Non-Employee Director Restricted Stock Plan (the “Director Restricted Stock Plan”) which reserved 150,000 shares of the Company’s common stock to be issued to Outside Directors in the form of restricted shares. In 2005, no awards were made under the Director Restricted Stock Plan. In 2005, the Company also adopted the Non-Employee Director Deferred Compensation Plan (the “Director Deferred Compensation Plan”) which permits an Outside Director to defer the receipt of director fees until separation from service or the Company undergoes a change in control. The Company amended the Director Restricted Stock Plan in 2005 to permit an Outside Director to defer receipt of restricted stock granted under it. The deferred restricted shares are accounted for under the Director Deferred Compensation Plan and issued upon separation from service or the Company’s change in control. Under the Director Deferred Compensation Plan, the deferred fees that would have been paid in cash are deemed invested in 5 year U.S. Treasury Bonds during the deferral period. The accumulated hypothetical earnings are paid following the Outside Director’s separation from service or the Company’s change in control. The deferred fees that would have been paid as restricted shares are deemed invested in common stock of the Company during the deferral period. The Director Deferred Compensation Plan is an unfunded, nonqualified deferred compensation arrangement. In 2008 and 2007, all Outside Directors elected to defer receipts of all of the restricted shares they became entitled to under the Director Restricted Stock Plan. No director’s fees paid in cash were deferred under the Director Deferred Compensation Plan.

All Outside Directors are reimbursed for their reasonable out-of-pocket expenses incurred in attending board and committee meetings.

2008 Director Compensation

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (d)	Total($) (h)
James A. Henderson	$16,000	$24,000	$40,000
James A. McClung, Ph.D.	$18,000	$27,000	$45,000
Jerry K. Pearlman	$16,000	$24,000	$40,000
Donald S. Perkins	$22,000	$33,000	$55,000
Richard W. Siegel, Ph.D.	$16,000	$24,000	$40,000
R. Janet Whitmore	$16,000	$24,000	$40,000
George A. Vincent, III	$16,000	$24,000	$40,000

Meetings of the Board and Committees — During the year ended December 31, 2008, the Board of Directors held five formal meetings. No director missed more than one board and one committee meeting held during 2008 (for all committees on which a particular director served).

Committees of the Board of Directors — The Board of Directors has established an Audit and Finance Committee, Compensation and Governance Committee and a Nominating Committee, each comprised entirely of independent directors who are not officers or employees of the Company. The members of the Audit and Finance Committee are Mr. McClung (Chairman), Mr. Henderson, Mr. Pearlman, Mr. Perkins and Mr. Vincent. The members of the Compensation and Governance Committee are Mr. Pearlman (Chairman), Mr. Henderson, Mr. Perkins and Mr. Vincent. The members of the Nominating Committee are Mr. Henderson (Chairman), Mr. McClung, Mr. Pearlman, Mr. Perkins, Dr. Siegel and Mr. Vincent. Each of the Audit and Finance, Compensation and Governance, and Nominating Committees operates pursuant to a written charter. Copies of the Committee charters are available on the Company’s Web site at www.nanophase.com under the link “Investor Relations - Corporate Governance”. The Company also operates under a written code of ethics, copies of which are available on the Company’s Website under the link “Investor Relations - Code of Ethics”.

The Audit and Finance Committee generally has responsibility for retaining the Company’s independent registered public accounting firm, reviewing the plan and scope of the accountants’ annual audit, reviewing the Company’s internal control functions and financial management policies and reporting to the Board of Directors regarding all of the foregoing. The Audit and Finance Committee held seven formal meetings in 2008 and over the course of such meetings, the Audit and Finance Committee reviewed and discussed the audited financial statements with management. The Committee also discussed with its independent registered public accounting firm, McGladrey and Pullen, LLP, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended. In addition, the Committee has received from McGladrey and Pullen the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with McGladrey and Pullen their independence from the Company and its management. Based on the Audit and Finance Committee’s review and discussions of the foregoing matters, the Audit and Finance Committee recommended to the Board of Directors that the audited financial statements be included in this Proxy Statement.

The Board of Directors has determined that Mr. Pearlman, Mr. Perkins and Mr. Henderson, all of whom serve on the Audit and Finance Committee, are “audit committee financial experts” as described in applicable SEC rules. Each member of the Audit and Finance Committee is independent, as defined in Rule 4200(a) (15) of the National Association of Securities Dealers’ listing standards and applicable SEC rules.

The Compensation and Governance Committee generally has responsibility for establishing executive officer and key employee compensation, reviewing and establishing the Company’s executive compensation and general corporate governance policies and reporting to the Board of Directors regarding the foregoing. The Compensation and Governance Committee also has responsibility for administering the Amended 2004 Equity Compensation Plan and the 2006 Stock Appreciation Rights Plan, determining the number of options, if any, to be granted to the Company’s employees and consultants pursuant to the Amended 2004 Equity Compensation Plan and reporting to the Board of Directors regarding the foregoing. The Compensation and Governance Committee held three formal meetings in 2008.

The Nominating Committee generally has responsibility for nominating candidates to serve on the Board of Directors, reviewing and evaluating incumbent directors, and assessing the performance of management and the Board pursuant to its charter. All members of the Nominating Committee are independent. The Nominating Committee was formed in 2004 and held one formal meeting in 2008.

Communications with the Board of Directors — Any stockholder desiring to communicate with the Board of Directors or one or more of its directors may send a letter addressed to the Board of Directors or the applicable directors in care of the Corporate Secretary at Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois 60446. All such communications must have the sender’s name, address, telephone number and e-mail address, if any, as well as a statement of the type and amount of the Company’s securities the sender holds and any other interest of the sender in the subject of the communication or, if the sender is not a stockholder of the Company, a statement of the nature of the sender’s interest in the Company. Communications will be forwarded to the proper recipient unless they (a) concern individual grievances or other interests that could not reasonably be construed to be of concern to the stockholders or other constituencies of the Company, (b) advocate the Company’s engaging in illegal activities, (c) contain offensive, scurrilous or abusive content, or (d) have no rational relevance to the business or operations of the Company.

Directors’ Attendance at Annual Meetings — When a director is unable to attend an Annual Meeting of Stockholders in person, but is able to attend by electronic conferencing, the Company will arrange for the director to participate by other means such that the director can hear and be heard by those present at the meeting. The entire Board of Directors attended the Company’s 2008 Annual Meeting of Stockholders.

EXECUTIVE OFFICERS

The table below identifies executive officers of the Company who are not identified in the tables entitled “Election of Directors — Nominees” or “— Other Directors.” The Company prepared the following executive officer summaries using information furnished to the Company by the executive officer.

Name	Age	Position
David Nelson	41	Vice President — Sales and Marketing
Patrick Murray, Ph.D.	42	Vice President — Research and Development
Nancy Baldwin	57	Vice President — Human Resources and Investor Relations

Mr. Nelson joined the Company in April 2007 as Vice President of Sales. He was appointed Vice President of Sales and Marketing in August 2008. He is an executive who brings over 15 years of business development experience. Prior to joining the Company, Mr. Nelson started and managed the LCD business for Eastman Chemical Company. Prior to that, he was a consultant with Mercer Management Consulting working on corporate strategy development and implementation. Mr. Nelson has also started two consumer goods manufacturing companies and has served as National Sales Manager for Pelouze Scale Company. He holds a B.S. in Marketing from Miami University and a M.B.A. from the Kellogg Graduate School of Management at Northwestern University.

Dr. Murray joined the Company in 2001 as a senior scientist. He was promoted to Director of Research and Development in 2005 and appointed Vice President of Research and Development in 2008. He holds an undergraduate degree in Biochemistry from Illinois Benedictine College (Benedictine University) and a doctorate in Organic Chemistry from the University of Illinois at Urbana-Champaign. Dr. Murray has over 15 years of experience in the areas of polymer synthesis, particle dispersion, chemical process development and technical project management. Dr. Murray has been focused on dispersion product development and technical support for business development. Prior to joining the Company, Dr. Murray held various research and management positions at Nalco Chemical Company.

Ms. Baldwin has served as the Director of Human Resources and Information Technology since joining the company in 2000. In September 2008, she was appointed as the Company’s Vice-President of Human Resources and Investor Relations. Prior to joining the Company, she served as Vice-President of iLink Global, and Chief Human Resources Officer at the Marketing Store, a global supplier to McDonald’s Corporation. Previous experience includes 14 years at Arthur Andersen, LLP and Andersen Consulting, LLP in various positions. Ms. Baldwin has a B.S. in Education from Western Illinois University and post graduate studies at Northern Illinois University. She is currently an active member of the Will County Three Rivers Manufacturing Human Resources Association.

The Board of Directors elects executive officers from time to time, and such executive officers, subject to the terms of certain employment agreements, serve at the discretion of the Board of Directors. Messrs. Jankowski and Nelson, Ms. Baldwin and Dr. Murray each have employment agreements with the Company. See “Executive Compensation — Employment.” There are no family relationships among any of the directors or officers of the Company.

EXECUTIVE COMPENSATION

Compliance with Section 162(m)

The Compensation and Governance Committee currently intends for all compensation paid to the executive officers to be tax deductible to the Company pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”). Section 162(m) provides that compensation paid to the executive officers in excess of $1,000,000 cannot be deducted by the Company for Federal income tax purposes unless, in general, (1) such compensation is performance-based, established by a committee of outside directors and objective, and (2) the plan or agreement providing for such performance-based compensation has been approved in advance by stockholders. The Compensation and Governance Committee believes that the requirements of Section 162(m) are uncertain at this time and may arbitrarily impact the Company. In the future, the Compensation and Governance Committee may determine to adopt a compensation program that does not satisfy the conditions of Section 162(m) if in its judgment, after considering the additional costs of not satisfying Section 162(m), such program is appropriate.

SUMMARY COMPENSATION TABLE

The following table sets forth a summary of the compensation for each of our named executive officers in U.S. dollars for the financial year ended December 31, 2008.

NAME AND PRINCIPAL POSITION (a)	YEAR (b)	SALARY ($) (c)		BONUS ($)(1) (d)		OPTION AWARDS ($)(2) (f)		NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(3) (g)	ALL OTHER COMPENSATION ($)(4) (i)		TOTAL ($) (j)
Joseph E. Cross Its then President and Chief Executive Officer	2008 2007	$ $	366,923 340,000	$ $	-0- 80,000	$ $	67,437 64,950	— —	$ $	22,630 27,794	$ $	456,990 512,744

Jess Jankowski Chief Executive Officer	2008 2007	$ $	196,000 180,000	$ $	125,000 35,000	$ $	51,702 58,455	— —	$ $	23,626 22,019	$ $	396,328 295,474

Kevin J. Wenta Its then Executive Vice President Sales and Marketing	2008 2007	$ $	282,000 270,000	$ $	-0- 60,000	$ $	62,941 385,890	— —	$ $	21,430 24,174	$ $	366,371 740,064

Robert Haines Its then Vice President Operations	2008 2007	$ $	233,000 220,000	$ $	-0- 40,000	$ $	51,702 48,713	— —	$ $	24,112 23,743	$ $	308,814 332,456

Richard Brotzman, Ph.D. Its then Chief Technology Officer	2008 2007	$ $	206,650 195,000	$ $	-0- 30,000	$ $	51,702 48,713	— —	$ $	22,273 22,418	$ $	280,625 296,131

(1)	These amounts were earned in 2007 and 2008, but paid in early 2008 and 2009, respectively. Sixty percent of the 2008 bonus to Mr. Jankowski was authorized at the special meeting of the Board of Directors held on August 13, 2008, when Mr. Jankowski was appointed Acting CEO. This bonus was in recognition of additional responsibilities required of Mr. Jankowski and paid in quarterly increments, with the balance of the full amount shown being paid in March 2009.

(2)	The amounts in this column represent the dollar amount recognized for financial statement reporting purposes with respect to the 2008 and 2007 fiscal years in accordance with FAS 123(R). See Note 13 of the notes to our financial statements contained in the Annual Report for a discussion of all assumptions made by us in determining the FAS 123(R) values.
(3)	None.
(4)	The amounts in this column represent 401(k) match, health and life insurance. Health insurance benefits are the same for all employees. Life insurance is provided in the amount of one times the annual base salary with a maximum of $150,000.

Employment Agreements

The Company entered into an employment agreement with Mr. Cross dated November 9, 1999 (with an immaterial amendment thereafter to adjust language for changes in applicable governing employment law) which provided for an annual base salary of not less than $220,000. The Company also granted to Mr. Cross options to purchase up to 100,000 shares of Common Stock at an exercise price of $2.9375 per share and options to purchase up to 50,000 shares of Common Stock at an exercise price of $2.1875, with options for one-fifth of such shares becoming exercisable on each of the first five anniversaries of the dates of grant. In accordance with Mr. Cross’ departure from the Company effective August 13, 2008, he will receive severance benefits under his employment agreement in an amount equal to his base salary for 53 weeks and certain other severance benefits under his Separation Agreement and General Release of All Claims, effective as of August 25, 2008, with the Company.

Effective as of February 17, 2000, the Company entered into an employment agreement with Mr. Jankowski (with an immaterial amendment thereafter to adjust language for changes in applicable governing employment law) providing for an annual base salary of not less than $95,000. No term was assigned to Mr. Jankowski’s employment agreement. If Mr. Jankowski is terminated other than for “cause” (as such term is defined in Mr. Jankowski’s employment agreement), Mr. Jankowski will receive severance benefits in an amount equal to Mr. Jankowski’s base salary for 27 weeks.

Effective as of January 8, 2007, the Company entered into an employment agreement with Mr. Wenta which provided for an annual base salary of not less than $270,000. In addition, Mr. Wenta received a guaranteed bonus of $24,300 payable in two installments of $12,150 on July 8, 2007 and January 8, 2008. The Company also granted to Mr. Wenta options to purchase up to 75,000 shares of Common Stock at an exercise price of $5.72 per share with options for one-fifth of such shares becoming exercisable on each of the first five anniversaries of the dates of grant. In accordance with Mr. Wenta’s departure from the Company effective August 13, 2008, he will receive severance benefits under his employment agreement in an amount equal to his base salary for 52 weeks and certain other severance benefits under his Separation Agreement and General Release of All Claims, effective as of September 12, 2008, with the Company.

Effective as of November 2, 2000, the Company entered into an employment agreement with Mr. Haines (with an immaterial amendment thereafter to adjust language for changes in applicable governing employment law) providing for an annual base salary of not less than $160,000. The Company also granted to Mr. Haines options to purchase up to 30,000 shares of Common Stock at an exercise price of $10.1875 per share. In accordance with Mr. Haines’ departure from the Company effective February 28, 2009, he will receive severance benefits under his employment agreement in an amount equal to his base salary for 53 weeks and certain other severance benefits under his Separation Agreement and General Release of All Claims, effective as of February 19, 2009, with the Company.

Effective as of September 26, 2001, the Company entered into an employment agreement with Dr. Brotzman (with an immaterial amendment thereafter to adjust language for changes in applicable governing employment law) providing for an annual base salary of not less than $146,250. In accordance with Dr. Brotzman’s departure from the Company effective February 28, 2009, he will receive severance benefits under his employment agreement in an amount equal to his base salary for 27 weeks and certain other severance benefits under his Separation Agreement and General Release of All Claims, effective as of February 19, 2009, with the Company.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information regarding each unexercised option held by each of our named executive officers as of December 31, 2008.

	OPTION AWARDS				STOCK AWARDS
NAME (a)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED EARNED OPTIONS (#) EXERCISABLE (b)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#) UNEXERCISABLE (d)	OPTION EXERCISE PRICE ($) (e)	OPTION EXPIRATION DATE (f)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SHARES OF STOCK THAT HAVE NOT VESTED (#) (i)	EQUITY INCENTIVE PLAN AWARDS: MARKET VALUE OF SHARES OF STOCK THAT HAVE NOT VESTED ($) (j)
Joseph E. Cross	50,000	-0-	$2.187	01/05/09
	100,000	-0-	$7.687	08/13/09
	50,000	-0-	$10.875	08/13/09
	50,000	-0-	$7.062	08/13/09
	55,000	-0-	$6.650	08/13/09
	50,000	-0-	$3.660	08/13/09
	15,000	-0-	$5.550	08/13/09
	15,000	-0-	$6.030	08/13/09
	20,000	-0-	$6.010	08/13/09
	20,000	-0-	$4.480	08/13/09
	30,000	-0-	$3.140	08/13/09
					—	—

Jess Jankowski	5,334	-0-	$1.750	07/27/09
	21,775	-0-	$7.687	05/24/10
	13,000	-0-	$10.875	01/26/11
	13,000	-0-	$7.062	02/28/11
	20,000	-0-	$6.650	01/03/12
	18,000	-0-	$3.660	03/24/13
	11,000	-0-	$5.550	10/11/14
	10,000	-0-	$6.030	09/27/15
	10,000	5,000	$6.010	09/27/16
	6,000	12,000	$4.480	11/06/17
	-0-	23,000	$3.140	05/12/18
					—	—

Kevin J. Wenta	75,000	-0-	$5.720	08/13/09
	16,000	-0-	$4.480	08/13/09
	28,000	-0-	$3.140	08/13/09
					—	—

Robert Haines	30,000	-0-	$10.187	5/29/09
	40,000	-0-	$6.650	5/29/09
	30,000	-0-	$3.660	5/29/09
	11,000	-0-	$5.550	5/29/09
	10,000	-0-	$6.030	5/29/09
	-0-	20,000	$5.840	5/29/09
	5,000	10,000	$4.480	5/29/09
	-0-	23,000	$3.140	5/29/09
					—	—

Richard Brotzman, Ph.D.	22,500	-0-	$7.687	5/29/09
	20,000	-0-	$10.875	5/29/09
	20,000	-0-	$7.062	5/29/09
	20,000	-0-	$6.650	5/29/09
	20,000	-0-	$3.660	5/29/09
	11,000	-0-	$5.550	5/29/09
	10,000	-0-	$6.030	5/29/09
	10,000	5,000	$6.010	5/29/09
	5,000	10,000	$4.480	5/29/09
	-0-	23,000	$3.140	5/29/09
					—	—

POTENTIAL PAYMENT UPON TERMINATION OR CHANGE IN CONTROL

Severance Protection. Please see discussion of severance benefits under “Executive Compensation - Employment Agreements” above.

Change in Control. Upon a change in control, the 2001 Equity Compensation Plan (the predecessor to the 2004 Equity Compensation Plan) and the 2004 Equity Compensation Plan provide that: (1) vesting under all outstanding stock options will automatically accelerate and each option will become fully exercisable; (2) the restrictions and conditions on all outstanding restricted shares shall immediately lapse; and (3) the holders of performance shares will receive a payment in settlement of the performance shares, in an amount determined by the Compensation and Governance Committee, based on the target payment for the performance period and the portion of the performance period that precedes the change in control. If the Company is not the surviving entity, the successor is required to assume all unexercised options. Under the Company’s 1992 Stock Option Plan, the vesting of options issued under it is accelerated upon a “sale or merger” (as defined in the 1992 Stock Option Plan).

The following table quantifies the estimated payments that would be made in each covered circumstance:

NAME	TERMINATION BY COMPANY WITHOUT CAUSE (1)	CHANGE IN CONTROL (2)	INVOLUNTARY TERMINATION IN CONNECTION WITH OR FOLLOWING A CHANGE IN CONTROL (3)
Joseph E. Cross	$373,979	$-0-	$373,979
Jess Jankowski	$101,770	$-0-	$101,770
Kevin J. Wenta	$282,000	$-0-	$282,000
Robert Haines	$237,481	$-0-	$237,481
Richard Brotzman, PhD	$107,300	$-0-	$107,300

(1)	This amount represents the severance benefits that would be received under each executive officer’s employment agreement as described had the executive officer been terminated by the Company without cause on December 31, 2008.
(2)	This amount represents an estimate of the value that would have been received under the equity incentive plans had a change in control occurred as of December 31, 2008 and the executive officers benefited from an acceleration of vesting in the equity-based plan awards as described above. For this purpose, the share price as of December 31, 2008 was used. The amount represents the difference between the exercise price of any unvested options and $1.05.
(3)	This amount represents an estimate of the payments and value that would have been received by the executive officers had the executive officers been terminated by the Company without cause on December 31, 2008 in connection with a change in control on this date. It is the sum of the first two columns.

SECURITY OWNERSHIP OF MANAGEMENT

AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of May 15, 2009, certain information with respect to the beneficial ownership of the common stock by (1) each person known by the Company to own beneficially more than 5% of the outstanding shares of common stock, (2) each Company director, (3) each of the Company’s named executive officers and (4) all Company executive officers and directors as a group.

Name	Number of Shares Beneficially Owned (1)		Percent of Shares Beneficially Owned
Bradford T. Whitmore	5,150,326	(2)	24.29%
Spurgeon Corporation	4,763,920	(3)	22.47%
Grace Brothers, Ltd.	4,463,920	(4)	21.05%
Altana Chemie, AG	1,256,281	(5)	5.92%
James A. Henderson	22,410	(6)	*
Richard W. Siegel, Ph.D.	223,350	(7)	1.05%
James McClung	41,771	(8)	*
Jerry Pearlman	39,948	(9)	*
Donald S. Perkins	62,311	(10)	*
R. Janet Whitmore	184,291	(11)	*
George A. Vincent, III	3,334	(12)	*
Jess Jankowski	149,192	(13)	*
David Nelson	27,667	(14)	*
Patrick Murray, Ph.D.	22,734	(15)	*
Nancy Baldwin	32,000	(16)	*
All executive officers and directors as a group (11 persons)	809,008	(17)	3.79%

Unless otherwise indicated below, the persons address is the same as the address for the Company.

*	Denotes beneficial ownership of less than one percent.
(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “Commission”). Unless otherwise indicated below, the persons in the above table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
(2)	Includes 4,463,920 shares of common stock held by Grace Brothers, Ltd., 300,000 shares of common stock held by Grace Investments, Ltd. and 386,406 shares held by Bradford T. Whitmore. Mr. Whitmore is a general partner of both Grace entities. In such capacities, Mr. Whitmore shares voting and investment power with respect to the shares of common stock held by the Grace entities. This information is based on information reported on Form 4 filed on December 18, 2008 with the Commission by Mr. Whitmore. The address of the stockholder is 1560 Sherman Avenue, Suite 900, Evanston, Illinois 60201.
(3)	Includes 4,463,920 shares of common stock held by Grace Brothers, Ltd. and 300,000 shares of common stock held by Grace Investments, Ltd. Spurgeon Corporation is a general partner of both Grace entities and shares voting and investment power with respect to the shares of common stock held by such Grace entities. This information is based on information reported on Form 4 filed on December 18, 2008 with the Commission by Spurgeon Corporation. The address of the stockholder is 1560 Sherman Avenue, Suite 900, Evanston, Illinois 60201.
(4)	This information is based on information reported on Form 4 filed on December 18, 2008 with the Commission by Spurgeon Corporation and Bradford T. Whitmore. The address of the stockholder is 1560 Sherman Avenue, Suite 900, Evanston, Illinois 60201.
(5)	In accordance with the terms of the private placement of 1,256,281 shares of common stock to Altana Chemie AG, the Company filed a registration statement for the shares on February 5, 2007 which was declared effective by the SEC on May 18, 2007.
(6)	Includes Mr. Henderson’s 14,000 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of May 15, 2009.
(7)	Includes Dr. Siegel’s 6,000 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of May 15, 2009.
(8)	Includes Mr. McClung’s 18,000 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of May 15, 2009.
(9)	Includes Mr. Pearlman’s 8,000 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of May 15, 2009.

(10)	Includes Mr. Perkin’s 13,500 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of May 15, 2009.
(11)	Includes Ms. Whitmore’s 10,000 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of May 15, 2009.
(12)	Includes Mr. Vincent’s 3,334 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of May 15, 2009.
(13)	Includes Mr. Jankowski’s 135,776 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of May 15, 2009.
(14)	Includes Mr. Nelson’s 25,667 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of May 15, 2009.
(15)	Includes Dr. Murray’s 22,734 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of May 15, 2009.
(16)	Includes Ms. Baldwin’s 32,000 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of May 15, 2009.
(17)	Includes all executive officers and directors as a group’s 809,008 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of May 15, 2009.

Equity Compensation Plan Information

The following table gives information about our common stock that may be issued upon the exercise of options and rights under all of our existing compensation plans on December 31, 2008, including the 1992 Amended and Restated Stock Option Plan, the 2001 and the Amended 2004 Equity Compensation Plan and the 2005 Non-Employee Director Restricted Stock Plan.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights		(b) Weighted Average Exercise Price of Outstanding Options and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))		(d) Total of Securities Reflected in Columns (a) and (c)
Plans Approved by Shareholders	1,729,826	(1)	$5.66	552,955	(2)	2,282,781
Plans Not Approved by Shareholders	None		$—	None		—

(1)	Consists of the 1992 Amended and Restated Stock Option Plan, the 2001 and the Amended 2004 Equity Compensation Plans, and shares of authorized but unissued Preferred Stock
(2)	Consists of shares available for future issuance under the Amended 2004 Equity Compensation Plan and the 2005 Non-Employee Director Restricted Stock Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Review of Related Person Transactions. The Company had no transactions in 2008 in which any related person had or will have a direct or indirect material interest.

Director Independence. The Board of Directors has determined that the following directors are “independent” as that term is defined in (i) paragraph (m) of Section 10A of the Securities Exchange Act of 1934 (15 U.S.C. 78f), and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, and (ii) the rules of the NASDAQ stock market: Mr. McClung, Mr. Henderson, Mr. Pearlman, Mr. Perkins, Dr. Siegel and Mr. Vincent.

The Board of Directors has established an Audit and Finance Committee, Compensation and Governance Committee and a Nominating Committee each comprised entirely of independent directors. The members of the Audit and Finance Committee are Mr. McClung (Chairman), Mr. Henderson, Mr. Pearlman, Mr. Perkins, and Mr. Vincent. The members of the Compensation and Governance Committee are Mr. Pearlman (Chairman), Mr. Henderson, Mr. Perkins, and Mr. Vincent. The members of the Nominating Committee are Mr. Henderson (Chairman), Mr. McClung, Mr. Pearlman, Mr. Perkins, Dr. Siegel and Mr. Vincent.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF AUDITORS

The Audit and Finance Committee has appointed McGladrey and Pullen, LLP, an independent registered public accounting firm, as auditors of the Company’s financial statements for the year ended December 31, 2009. McGladrey and Pullen, LLP has been engaged as auditors for the Company beginning in November 2001. The Audit and Finance Committee has determined to afford stockholders the opportunity to express their opinions on the matter of auditors and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the Audit and Finance Committee’s appointment of McGladrey & Pullen, LLP. If a majority of the shares voted at the Annual Meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of McGladrey & Pullen, LLP, the Audit and Finance Committee will interpret this as an instruction to seek other auditors. The following fees were incurred by the Company for the services of McGladrey & Pullen, LLP in relation to the 2008 and 2007 fiscal years.

Audit Fees. The aggregate amount billed by our principal accountant, McGladrey & Pullen, LLP, for audit services performed for the fiscal years ended December 31, 2008 and 2007 was $164,000 and $217,000, respectively. Audit services include the auditing of financial statements, internal control over financial reporting and quarterly reviews.

Audit Related Fees. Total fees billed by McGladrey & Pullen, LLP were $14,000 and $19,000 for the years ended December 31, 2008 and 2007 which include costs incurred for reviews of registration statements, consultation on various accounting matters in support of the Company’s financial statements.

Tax Fees. Total fees billed by RSM McGladrey, Inc. (an affiliate of McGladrey & Pullen, LLP) for tax related services for the fiscal years ended December 31, 2008 and 2007 were $9,000 and $10,500, respectively. These services include the preparation of federal and state income tax returns and other tax matters.

All Other. Other than those fees described above, during the fiscal year ended December 31, 2008 and 2007 there were no other fees billed for services performed by McGladrey & Pullen, LLP or RSM McGladrey, Inc.

All of the fees described above were approved by the Company’s Audit and Finance Committee.

Audit Committee Pre-Approval Policies and Procedures. The Company’s Audit and Finance Committee pre-approves the audit and non-audit services performed by McGladrey & Pullen, LLP, our principal accountants, and RSM McGladrey, Inc. (an affiliate of McGladrey & Pullen, LLP) in order to assure that the provision of such services does not impair McGladrey & Pullen, LLP’s independence. Unless a type of service to be provided by McGladrey & Pullen, LLP and RSM McGladrey, Inc. has received general pre-approval, it will require specific pre-approval by the Audit and Finance Committee. In addition, any proposed services exceeding pre-approval cost levels will require specific pre-approval by the Audit and Finance Committee.

The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit and Finance Committee specifically provides for a different period. The Audit and Finance Committee will periodically revise the list of pre-approved services, based on subsequent determinations, and has delegated pre-approval authority to the Chairman of the Audit and Finance Committee. In the event the Chairman exercises such delegated authority, he shall report such pre-approval decisions to the Audit and Finance Committee at its next scheduled meeting. The Audit and Finance Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

It is expected that representatives of McGladrey & Pullen will be present at the meeting and will be available to respond to questions. They will be given an opportunity to make a statement if they desire to do so.

THE BOARD OF DIRECTORS AND THE AUDIT AND FINANCE COMMITTEE RECOMMEND THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF McGLADREY & PULLEN, LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY’S FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2009.

MISCELLANEOUS AND OTHER MATTERS

Solicitation — The cost of this proxy solicitation will be borne by the Company. The Company may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at the Company’s expense. Such banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by the Company for their reasonable out-of-pocket expenses of solicitation. The Company does not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest.

Proposals of Stockholders — Proposals of stockholders (1) intended to be considered at the Company’s 2010 Annual Meeting of Stockholders (the “2010 Annual Meeting”) and (2) to be considered for inclusion in the Company’s proxy statement and proxy for the 2010 Annual Meeting must be received by the Secretary of the Company on or before January 4, 2010. If a stockholder submits a proposal to be considered at the 2010 Annual Meeting other than in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and does not provide notice of such proposal to the Company by March 19, 2010, the holders of any proxy solicited by the Company’s Board of Directors for use at such meeting will have discretionary authority to vote with respect to any proposal as to which timely notice is not given.

Other Business — The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement and the Company’s Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxies will vote such proxies as the Board of Directors directs.

Section 16(a) Beneficial Ownership Reporting Compliance — Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers (as defined under Section 16), directors and persons who beneficially own greater than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that during 2008 all Section 16 filing requirements applicable to its officers, directors and 10% beneficial owners were complied with by such persons.

Additional Information — The Company will furnish without charge a copy of its Annual Report on Form 10-K for its year ended December 31, 2008, as filed with the Commission, upon the written request of any person who is a stockholder as of the Record Date, and will provide copies of the exhibits to such Form 10-K upon payment of a reasonable fee which shall not exceed the Company’s reasonable expenses in connection therewith. Requests for such materials should be directed to Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois 60446, Attention: Nancy Baldwin, Vice President - Human Resources and Investor Relations.

By order of the Board of Directors

/s/ JESS JANKOWSKI
Jess Jankowski
Secretary

Romeoville, Illinois

June 12, 2009

ALL STOCKHOLDERS ARE REQUESTED TO COMPLETE,

DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

NANOPHASE TECHNOLOGIES CORPORATION

PROXY	PROXY

NANOPHASE TECHNOLOGIES CORPORATION

1319 MARQUETTE DRIVE

ROMEOVILLE, ILLINOIS 60446

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 22, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoints Jess Jankowski with full power of substitution, as attorney and proxy for, and in the name and place of, the undersigned, and hereby authorizes Mr. Jankowski to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Nanophase Technologies Corporation to be held at Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois, 60446, on Wednesday, July 22, 2009 at 9:00 a.m., Chicago time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(continued, and to be signed and dated, on reverse side)

h	FOLD AND DETACH HERE	h

NANOPHASE TECHNOLOGIES CORPORATION

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.	☒

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

1.	ELECTION OF CLASS III DIRECTORS.

For nominees listed below	☐

Withhold authority to vote	☐

(except as marked to the contrary below)	☐

for nominees listed below	☐

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR THE INDIVIDUAL NOMINEES, STRIKE A LINE THROUGH THE NOMINEE’S NAME BELOW)

Donald S. Perkins

Jerry K. Pearlman

George A. Vincent, III

2.	PROPOSAL TO RATIFY THE APPOINTMENT OF McGLADREY & PULLEN, LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY’S FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2009.

FOR	☐

AGAINST	☐

ABSTAIN	☐

3.	EACH OF THE PERSONS NAMED AS PROXIES HEREIN ARE AUTHORIZED, IN SUCH PERSON’S DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENTS THEREOF.

Date:                     , 2009

Signature

Signature (if held jointly)

Please date this Proxy and sign it exactly as your name(s) appears hereon.

When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian or other fiduciary, please indicate your capacity. If you sign for a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation.

If you sign for a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

PLEASE VOTE, SIGN EXACTLY AS NAME APPEARS ABOVE, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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